Exhibit 10.17

                       First Amendment to Lease Agreement

         This First Amendment to Standard Industrial/Commercial Single-Tenant Lease-Net Lease (this "First Amendment") is entered into by and between ROBERT RUGGLES, an individual ("Lessor"), and ELANTEC SEMICONDUCTOR, INC., a Delaware corporation ("Lessee"), effective the date it is executed by the last party to become a signatory under "Authorized Signatures" below. This First Amendment amends the Standard Industrial/Commercial Single-Tenant Lease-Net Lease entered into between Lessor and the predecessor-in-interest to Lessee as of June 23, 1993, and the addendum thereto ("Lease").

                                    Recitals

         A. Lessor and the predecessor-in-interest to Lessee entered into that certain Lease for the premises commonly known as 1996 Tarob Court, Milpitas, California ("Premises").

         B. Lessor and Lessee desire to extend the term of the Lease on the terms and conditions set forth below.

                                    Agreement

         NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained in this Agreement and of good, lawful and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

         1. Controlling Document. In the event of a conflict between the terms or provisions of this First Amendment and the terms or provisions of the Lease, the terms of this First Amendment shall prevail in all respects. All terms and conditions of the Lease not specifically modified herein shall remain unchanged and in full force and effect. All terms not specifically defined herein are as defined in the Lease.

         2. Term. Section 1.3 of the Lease is revised to provide that the term of the Lease is eleven (11) years and six (6) months, commencing on January 1, 1994 and ending on June 30, 2005.

         3. Base Rent. The Base Rent payable under the Lease, as defined in Paragraph 1.5 of the Lease, is revised as follows:

                                                                Total Base Rent
                  Period                                           Per Month

                Jauuary 1, 1994 to June 30, 1996                  S25,157.00
                   July 1, 1996 to June 30, 1997                  $31,446.00
                   July 1, 1997 to June 30, 1999                  $33,333.00
                   July 1, 1999 to June 30, 2001                  $35,333.00
                   July 1, 2001 to June 30, 2003                  S37,453.00
                   July 1, 2003 to June 30, 2005                  $39,700.00

         4. Security Deposit. Section 1.7 of the Lease is revised to provide that on July 1, 1996, Tenant shall increase the security deposit from $26,000.00 to $35,000.00

         5. Real Estate Broker. Lessee is not represented by a real estate broker in connection with this First Amendment.

         6. Addendum. Section 51 of the addendum included in the standard lease signed on June 23, 1993 is hereby deleted.

         7. Assignment and Subletting. Section 12 of the Lease is revised to add Section 12.1(f) as follows:

             "(f) Lessee is a publicly held corporation. The sale or transfer of any amount of Lessee's stock shall not constitute an assignment requiring Lessor's prior written consent."

                              Authorized Signatures

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease on the dates indicated.

                                               "Lessor"

                                               ROBERT RUGGLES, an individual

                                               /s/ Robert Ruggles
                                               --------------------------------
                                               (Signature)

                                                May 11, 1996
                                               --------------------------------
                                               (Date)


                                               "Lessee"

                                               ELANTEC SEMICONDUCTOR, INC.,
                                               a Delaware corporation


                                               /s/ David O'Brien
                                               --------------------------------
                                               (By)

                                               President
                                               --------------------------------
                                               (Its)

                                               May 9th, 1996
                                               --------------------------------
                                               (Date)